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                                                                  EXHIBIT 10.F.1


                             AMENDMENT NO. 1 TO THE
                                STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         Pursuant to Sections 2.2 and 9.1 of the El Paso Energy Corporation Stock Option Plan for Non-Employee Directors, Amended and Restated Effective as of January 1, 1998 (the "Plan"), the Plan is hereby amended as follows, effective April 1, 1998:

         Section 2.1 is amended to read as follows:

         "2.1 Subject to Section 2.2, the maximum number of shares of common stock of the Company, $3 par value per share, (the "Common Stock") for which options may be granted under the Plan is two hundred thousand (200,000) (the "Shares"). The Shares shall be shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of April, 1998.


                                      EL PASO ENERGY CORPORATION


                                      By: /s/ JOEL RICHARDS III
                                         ---------------------------------------
                                          Joel Richards III
                                          Executive Vice President
                                          Plan Administrator
Attest:

/s/ David L. Siddall
----------------------------
    David L. Siddall
    Corporate Secretary